 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2020

BIOHITECH GLOBAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36843	46-2336496
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977

(Address of principal executive offices)

Registrant’s telephone number, including area code: 845-262-1081

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BHTG	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

BioHiTech Global, Inc. (the “Registrant”) is furnishing this Current Report on Form 8-K to indicate it intends to rely on the Order of the Securities and Exchange Commission of March 4, 2020 (Release No. 34-88318) (the “Order”), which allows for the delay of certain filings required under the Securities and Exchange Act of 1934, as amended. The Order provides that a registrant subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such a registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable.

The Registrant is relying on the Order in connection with the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2019, as a result of the circumstances set forth below. The Registrant’s operations and business have experienced disruption due to the unprecedented conditions surrounding the COVID-19 pandemic spreading throughout the United States and the world. Due to the timing of initial and evolving governmental orders and guidelines impacting the Registrant’s financial operations in New York, West Virginia and London, UK, as well as other contributors to the process of financial statement preparation in eight other U.S. states, relating to social distancing, stay in place orders, travel and other restrictions on business, necessary and immediate access of personnel, records and information have been adversely effected and has caused a delay in the completion of the Registrants audited financial statements for the year ended December 31, 2019 to be included in the Registrants Annual Report on Form 10-K.

Accordingly, in reliance upon the Order, the Registrant expects to file its Annual Report on Form 10-K no later than 45 days after the due date of filing of March 30, 2020, unless the COVID-19 circumstances do not change and cause a further delay, in which case we will file for an extension and amendment to this Current Report on form 8-K.

Pursuant to the Order, following are the Risk Factors disclosing the impact of COVID-19 onto the Registrant’s business and operations:

Risks Related to the COVID-19 Pandemic

The recent COVID-19 pandemic may adversely affect our business, results of operations, financial condition, liquidity, and cash flow.

While the complete impact on our business from the recent outbreak of the COVID-19 coronavirus is unknown at this time and difficult to predict, various aspects of our business are being adversely affected by it and may continue to be adversely affected.

As of the date hereof, COVID-19 has been declared a pandemic by the World Health Organization, has been declared a National Emergency by the United States Government and has resulted in several states being designated disaster zones. COVID-19 coronavirus caused significant volatility in global markets, including the market price of our securities. The spread of COVID-19 coronavirus has caused public health officials to recommend precautions to mitigate the spread of the virus, especially as to travel and congregating in large numbers. In addition, certain states and municipalities have enacted, and additional cities are considering, quarantining and “shelter-in-place” regulations which severely limit the ability of people to move and travel, and require non-essential businesses and organizations to close.

Thus far, these restrictions have adversely affected our business, results of operations and financial condition. It is unclear how such restrictions, should they continue for an extended period, which will contribute to a general slowdown in the global economy, will affect our business, results of operations, financial condition and our future strategic plans.

The digester line of our business has historically been marketed to large organizations such as food distributors, convention centers, hotels, restaurants, stadiums, municipalities and academic institutions. To date, the demand for our digesters has decreased and the ability of our customers to make payment for the digesters they currently lease has been negatively impacted. It is unclear how a prolonged outbreak with travel, commercial and other similar restrictions, may adversely affect our business operations and the business operations of our customers and suppliers. However, we anticipate a prolonged period will have a negative effect on our business operations.

Recent shelter-in-place and essential-only travel regulations have negatively impacted many of our customers. In addition, while our digesters are manufactured in the United States, we still could experience significant supply chain disruptions due to interruptions in operations at any or all of our suppliers’ facilities. If we experience significant delays in receiving our products, we will experience delays in fulfilling orders and ultimately receiving payment, which could result in loss of sales and a loss of customers, and adversely impact our financial condition and results of operations.

The HEBioT line of our business is classified as a public service in the state in which it is located and is expected to remain operating regardless of restrictions that may be imposed on other businesses in its area. The facility relies upon other entities to pick up and deliver municipal solid waste, which are also classified as public service entities, and is reliant upon customers in the cement kiln industry to purchase its solid recovered fuel. The inability to receive MSW or sell it to its customers would adversely impact our financial condition and results of operations.

Risks Related to Securities Markets and Investments in Our Securities

General securities market uncertainties resulting from the COVID-19 pandemic.

Since the outset of the pandemic the US and worldwide national securities markets have undergone unprecedented stress due to the uncertainties of the pandemic and the resulting reactions and outcomes of government, business and the general population. These uncertainties have resulted in declines in all market sectors, increases in volumes due to flight to safety and governmental actions to support the markets. As a result, until the pandemic has stabilized, the markets may not be available to the Registrant for purposes of raising required capital. Should we not be able to obtain financing when required, in the amounts necessary to execute on our plans in full, or on terms which are economically feasible we may be unable to sustain the necessary capital to pursue our strategic plan and may have to reduce the planned future growth and scope of our operations.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2020	BIOHITECH GLOBAL, INC.

	By:	/s/ Brian C. Essman
		Name:	Brian C. Essman
		Title:	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)